Exhibit 10.2

                       AMENDMENT AND SUPPLEMENT NUMBER ONE
                   TO CERTAIN WARRANTECH AND BUTLER AGREEMENTS


        AMENDMENT AND SUPPLEMENT NUMBER ONE TO CERTAIN WARRANTECH AND BUTLER AGREEMENTS, made as of January 16, 2004 among Warrantech Corporation ("Warrantech Corp."), WCPS of Florida, Inc. ("WCPS Florida"), Warrantech Consumer Product Services, Inc. ("WCPS Consumer"), Warrantech Help Desk, Inc. ("Help"), Warrantech Home Assurance Company ("Assurance"), Warrantech Home Service Company ("Service"), Warrantech Automotive of Florida, Inc. ("Automotive Florida"), Vemeco, Inc. ("Vemeco"), Warrantech Automotive, Inc. ("Automotive", together with Warrantech Corp., WCPS Florida, WCPS Consumer, Help, Assurance, Service, Automotive Florida and Vemeco, collectively, they are "Warrantech" or the "Warrantech Entities", and each is individually, a "Warrantech Entity"), Warrantech Corporation, as agent ("Agent") on behalf of and for the ratable benefit of the Warrantech Entities, Butler Financial Solutions, LLC ("Butler"), and Reliance Warranty Company ("RWC Corp.").

                                   WITNESSETH:

        WHEREAS, Butler and the applicable Warrantech Entities have existing business relationships; and

        WHEREAS, due to the Reliance bankruptcy, Butler and Warrantech negotiated an Agreement dated as of November 21, 2001 (as amended, restated, supplemented or modified from time to time, the "Omnibus Agreement") to assist each of them in satisfying certain of their existing and future obligations and other claims which were to be satisfied by Reliance, and pursuant to which each Warrantech Entity agreed to sell, transfer and assign and sold, transferred and assigned certain debts, liabilities and obligations to Butler, Butler agreed to acquire and assume and acquired and assumed all such debts, liabilities and obligations in consideration for certain financial benefits in addition to the benefits to which Butler was entitled, and the parties made certain other agreements; and

        WHEREAS, as contemplated by the Omnibus Agreement, Butler has executed separate Secured Promissory Notes in favor of each Warrantech Entity to evidence Butler's obligation to repay any Butler Loans (as defined in the Omnibus Agreement) any Warrantech Entity makes to Butler (all such promissory notes, as amended, restated, supplemented or modified from time to time, the "Notes"); and

        WHEREAS, in order to secure all existing and future obligations of Butler to the Warrantech Entities and/or the Agent, pursuant to a Security Agreement dated as of June 21, 2002 (as amended, restated, supplemented or modified from time to time, the "Butler Security Agreement"), Butler granted to the Agent a first priority perfected security interest in substantially all of its existing and future assets and properties; and

        WHEREAS, Butler has entered into a Stock Purchase Agreement (as amended, restated, supplemented or modified from time to time, the "SPA") with Reliance Insurance Company (In Liquidation) (the "Reliance Seller") pursuant to which
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Butler is purchasing all issued and outstanding stock of Reliance Warranty
Company ("RWC Corp") for certain consideration and agreements, as set forth in the SPA; and

        WHEREAS, to assist Butler in consummating the stock purchase contemplated by the SPA, Warrantech Corp. has guaranteed to the Reliance Seller certain of Butler's obligations under the SPA to the Reliance Seller pursuant to a Guarantee Agreement (as amended, restated, supplemented or modified from time to time, the "Warrantech Guarantee Agreement") on the condition that Butler and RWC Corp. execute this Agreement and certain other documents contemplated by this Agreement;

        NOW THEREFORE, the parties hereto agree as follows:

        1. Capitalized terms and phrases used in this Agreement without definition shall have the respective meanings set forth on Schedule 1.

        2. At the Closing for the stock purchase contemplated by the SPA (the "Closing"), Butler shall cause RWC Corp. to pay the Warrantech Entities approximately $14,000,000 to be applied to obligations of RWC Corp. and Butler to the Warrantech Entities.

        3. At the Closing, as required by the Butler Security Agreement, Butler shall cause all of the Shares (as defined in the SPA), constituting all of the issued and outstanding shares of stock of RWC Corp., together with stock powers and assignments satisfactory to Agent, to be delivered to the Agent as additional security for all existing and future obligations of Butler and/or RWC Corp. to each of the Warrantech Entities and/or the Agent. In furtherance of the foregoing, at the Closing, Butler shall execute a stock pledge agreement in favor of Agent in substantially the form attached hereto as Exhibit A (the "Stock Pledge Agreement").

        4. At the Closing, RWC Corp. shall guarantee all existing and future obligations of Butler to the Warrantech Entities and/or the Agent pursuant to a guarantee in substantially the form attached hereto as Exhibit B.

        5. At the Closing, RWC Corp. shall grant the Agent a security interest in all of its existing and future assets as security for all existing and future obligations of Butler and/or RWC Corp. to each of the Warrantech Entities and/or the Agent. In furtherance of the foregoing, at the Closing, RWC Corp. shall execute the Security Agreement in favor of Agent in substantially the form attached hereto as Exhibit C (the "RWC Corp. Security Agreement").

        6. At the Closing, RWC Corp. shall provide the Agent with control agreements over all of its deposit accounts and securities accounts pursuant to the forms of control agreements in substantially the form attached hereto as Exhibit D.

        7. At the Closing, Butler and the Agent shall continue, amend and restate the Butler Security Agreement and, in connection therewith, enter into a continued, amended and restated security agreement amending and restating the Butler Security Agreement in substantially the form attached hereto as Exhibit E (the "Butler Amended and Restated Security Agreement"; together with the Stock Pledge Agreement and the RWC Corp. Security Agreement, as amended, restated, supplemented or modified from time to time, the "Security Agreements").

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        8.      At the Closing, Butler shall agree to reimburse Warrantech Corp.
for all payments made by Warrantech under the Warrantech Guarantee Agreement and Butler shall make certain other agreements for Warrantech's Corp.'s benefit pursuant to a Reimbursement Agreement in substantially the form attached hereto as Exhibit F.

        9. At the Closing, Butler shall provide the Agent with a certificate in form and substance satisfactory to the Agent regarding the truth of all representations and warranties in all Relevant Documents, resolutions of the member of Butler authorizing the execution, delivery and performance of the Agreement and all documents contemplated by this Agreement.

        10. At the Closing, RWC Corp. shall provide the Agent with a certificate in form and substance satisfactory to the Agent regarding the truth of all representations and warranties in all Relevant Documents, resolutions of the sole stockholder and directors of RWC Corp. authorizing the execution, delivery and performance of the Agreement and all documents contemplated by this Agreement.

        11. Butler hereby irrevocably and forever agrees in favor of the Warrantech Entities that all obligations in respect of the Notes, the Omnibus Agreement, the Reimbursement Agreement and the other Relevant Documents are and at all times shall continue to be absolute and unconditional in all respects and shall at all times be, enforceable. To the extent permitted by applicable law, Butler hereby absolutely, unconditionally and irrevocably forever waives any and all right to assert any set-off, offset, counterclaim, crossclaim or claim of any nature whatsoever with respect to such obligations arising out of events, acts, omissions or circumstances occurring or existing on or prior to this date.

        12. RWC Corp. hereby irrevocably and forever agrees in favor of the Warrantech Entities that all obligations in respect of the Notes, the Omnibus Agreement, the Reimbursement Agreement and the other Relevant Documents are and at all times shall continue to be absolute and unconditional in all respects and shall at all times be, enforceable. To the extent permitted by applicable law, RWC Corp. hereby absolutely, unconditionally and irrevocably forever waives any and all right to assert any set-off, offset, counterclaim, crossclaim or claim of any nature whatsoever with respect to such obligations arising out of events, acts, omissions or circumstances occurring or existing on or prior to this date.

        13. Butler and RWC hereto hereby (a) ratify the Omnibus Agreement, as amended hereby, the Notes, as amended hereby, the Butler Security Agreement, as amended by the Butler Amended and Restated Security Agreement and all other documents in connection with any of the foregoing, and (b) agree that each of the foregoing documents is in full force and effect and each binds Butler and RWC, as applicable, in accordance with its terms.

        14.     The Omnibus Agreement is hereby amended and modified as follows:

                (a) The third sentence of Section 3 of the Omnibus Agreement is hereby amended and modified to read in its entirety as follows:

                "As security for, inter alia, all obligations under the Notes (as hereinafter defined), the Reimbursement Agreement (as hereinafter defined) and the Relevant Documents, until all of Butler's existing or future obligations of any kind to any

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                Warrantech Entity under the Notes (as hereinafter defined), the
                Reimbursement Agreement (as hereinafter defined) this Agreement, or otherwise and all Assumed Liabilities have been indefeasibly satisfied in full, and even after said satisfaction, at all times that there are any dollar amounts in the Account or the Warrantech Guarantee Agreement is in effect, absent Warrantech's prior written consent, Butler hereby agrees that all Additional Fees shall be paid exclusively into either bank account included within the definition of the "Account"."

                (b) The fourth sentence of Section 3 of the Omnibus Agreement is hereby amended and modified to read in its entirety as follows:

                "As security for, inter alia, all obligations under the Notes (as hereinafter defined), the Reimbursement Agreement (as hereinafter defined) and the Relevant Documents, until all of Butler's existing or future obligations of any kind to any Warrantech Entity under the Notes, the Reimbursement Agreement (as hereinafter defined), this Agreement and the Relevant Documents, or otherwise and all Assumed Liabilities have been indefeasibly satisfied in full, and, even after said satisfaction, at all times that there are any dollar amounts in the Account or the Warrantech Guarantee Agreement is in effect, absent Warrantech's prior written consent, Butler hereby agrees not to change or attempt to change said payment flow."

                (c) Section 4 of the Omnibus Agreement is hereby amended and modified by adding the following language at the end of Section 4:

                "Warrantech Corp. has executed a Guarantee Agreement in favor of Reliance Insurance Company (In Liquidation) ("Reliance Seller") relating to certain of Butler's obligations under a Stock Purchase Agreement with the Reliance Seller, and Butler is agreeing to reimburse Warrantech Corp. for all payments of any kind made under the above referenced Guarantee Agreement pursuant to a Reimbursement Agreement between Warrantech Corp. and Butler (as amended, restated, supplemented or modified from time to time, the "Reimbursement Agreement")."

                (d) All references to the Relevant Documents or Relevant Agreements in the Omnibus Agreement and the Notes are hereby modified to include, without limitation, this Agreement and all documents identified in paragraphs 2 through 10 of this Agreement, as amended, restated, supplemented or modified from time to time, and all references to the Security Agreement shall include, without limitation, the Security Agreements, as defined in this Agreement, and as amended, restated, supplemented or modified from time to time.

                (e) Butler hereby represents and warrants that it has complied with all covenants and agreements contained in the Omnibus Agreement and that all representations and warranties contained in the Omnibus Agreement are true and correct and are hereby restated on this date.

        15.     Each of the Notes is hereby amended and modified as follows:

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

                (a) all references to the Security Agreement shall include, without limitation, the Security Agreements, as defined in this Agreement, as amended, restated, supplemented or otherwise modified from time to time;

                (b) all references to the Omnibus Agreement shall include, without limitation, this Agreement, as amended, restated, supplemented or otherwise modified from time to time;

                (c) all references to the Relevant Documents shall include, without limitation, all documents identified in paragraphs 2 through 10 of this Agreement, as amended, restated, supplemented or modified from time to time;

                (d) in the entire Event of Default section of each Note, the words "or RWC Corp." shall be added in each instance after the word "Maker".

        16. This Amendment Number One may be executed in any number of counterparts and all of such counterparts shall for all purposes constitute one instrument binding on the parties hereto, notwithstanding that all the parties are not signatory to the same counterpart.

        17. Except as specifically amended by this Amendment Number One, all of the terms, covenants, provisions and conditions of the Omnibus Agreement shall continue to remain in full force and effect.

        18. From time to time, each party shall execute all documentation reasonably required by the others to more fully reflect the transactions described in this Agreement.

        19. Each of the parties shall pay all of its own legal and accounting fees and other expenses incurred in the preparation of this Agreement.

        20. The parties to this Agreement are not partners or joint venturers and this Agreement does not constitute a partnership or a joint venture.

        21. The parties hereto may only by a writing signed by the party to be charged extend the time for or waive the performance of any of the obligations of the parties to this Agreement.

        22. Except as otherwise specified in this Agreement, all notices, requests or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or within one business day of dispatch if sent by reputable overnight courier or telecopier addressed as follows: if to any Warrantech Entity, to Warrantech Corporation, 2200 Highway 121, Suite 100, Bedford, TX 76021, Attn: Joel San Antonio, Telecopier No.: (817) 785-1368; if to Butler or RWC Corp., to Butler Financial Solutions, LLC or RWC Corp., 2300 Corporate Blvd. NW, Suite 214, Boca Raton, Florida 33431, Attn:
Karen Parker, Secretary/Treasurer, Telecopier No.: (561) 893-0787; or to such other address as may have been furnished in writing to the party giving the notice by the party to whom notice is to be given.

        23. This Agreement (including the Exhibits to this Agreement, which constitute a part of this Agreement), together with the Relevant Agreements, embodies the entire agreement among the parties relating to the subject matter of this Agreement and there have been and there are no agreements, representations or warranties, oral or written among the parties relating to the

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

specific subject matter that this Agreement covers. This Agreement may not be modified or changed, in whole or in part, except by a document signed by each of the parties.

        24. This Agreement shall bind the parties hereto and their respective successors and assigns and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but this Agreement shall not be assignable by Butler or RWC Corp. without the prior written consent of the other parties. Any Warrantech Entity may assign this Agreement and/or its rights or obligations under this Agreement. Without limiting Agent's or any Warrantech Entity's rights or remedies or Butler's or RWC Corp.'s obligations, Agent will use reasonable efforts to notify Butler of any assignment by Agent or any Warrantech Entity under this Section 24. Nothing contained in this Agreement is intended to confer upon any person, other than the parties to this Agreement and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

        25. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to its conflict of law principles, including, but not limited to, Section 202 of the New York Civil Practice Law and Rules, but giving full effect to Section 5-1401 of the New York General Obligations Law.

        26. The headings of the Sections, paragraphs and subparagraphs of this Agreement are solely for convenience and reference and shall not limit or otherwise affect the meaning of any of the terms or provisions of this Agreement. The references herein to Sections, Exhibits and Schedules, unless otherwise indicated, are references to sections of and exhibits and schedules to this Agreement.

        27. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in either the masculine, the feminine and the neuter. The word "will", as used in this Agreement, shall be mandatory and have the same meaning as the word "shall".

        28. The failure of any party to seek redress for violation, or to insist on strict performance, of any covenant or condition of this Agreement shall not prevent a subsequent act which would have constituted a violation from having the effect of an original violation.

        29. The waiver of any breach of any provision of this Agreement by any party at any time shall not be effective unless in writing, and no such waiver shall constitute the waiver of the same or another breach on a subsequent occasion.

        30. Each of the parties hereto hereby consents to the exclusive jurisdiction of any state or federal court located within the State of New York, Texas, Delaware, California and/or Florida, as selected by Warrantech. Each of the parties hereto waives any objection that it may have to the conduct of any action or proceeding in any such court based on improper venue or forum non conveniens, waives personal service of any and all process upon it, and consents that all service of process may be made by mail or courier service directed to it at the notice address set forth in this Agreement and that service so made shall be deemed to be completed upon the earlier of actual receipt or ten (10) days after the same shall have been posted. Nothing contained in this Section shall affect the right of any party hereto to enforce any judgment obtained in any court in any other court or serve legal process in any other manner permitted by law.

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        31.     EACH OF THE PARTIES HEREBY WAIVES, TO THE FULLEST EXTENT
PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY SUCH TRIAL SHALL BE CONDUCTED SOLELY BY A JUDGE. EACH OF THE PARTIES CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHERS WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS.

        32. EACH PARTY AGREES AND ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED BY INDEPENDENT COUNSEL IN CONNECTION WITH THIS AGREEMENT OR BEEN ADVISED THAT IT SHOULD BE REPRESENTED BY INDEPENDENT COUNSEL IN CONNECTION WITH THIS AGREEMENT. IF ANY PARTY DECIDED NOT TO BE REPRESENTED BY INDEPENDENT COUNSEL IN CONNECTION WITH THIS AGREEMENT, IT IRREVOCABLY WAIVES ANY AND ALL DEFENSES OR RIGHTS ARISING OUT OF OR RELATED TO SAID DECISION.

        33. Each provision of this Agreement shall be considered separable and if for any reason any provision or provisions of this Agreement, or the application of such provision to any party or circumstance, shall be held invalid or unenforceable in any jurisdiction, such provision or provisions shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without invalidating the remaining provisions hereof, or the application of the affected provision to parties or circumstances other than those to which it was held invalid or unenforceable, and any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        34. This Agreement and each of the Relevant Documents shall be construed without regard to the principal that a contract should be construed against the draftsperson, and all parties to this Agreement or the Relevant Documents, as applicable, shall be deemed equal draftspersons of this Agreement or the Relevant Documents, as applicable.

        35. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together constitute one and the same instrument.

        36. All representations and warranties and covenants and agreements in this Agreement and each Relevant Document can be relied upon and enforced without regard to the knowledge of or any investigation made by the parties' receiving or benefiting from such representations, warranties, covenants and agreements.

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

                IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.



        WARRANTECH CORPORATION

        By:
            ----------------------------------------------

        Name:
              --------------------------------------------

        Title:
               -------------------------------------------


        WCPS OF FLORIDA, INC

        By:
            ----------------------------------------------

        Name:
              --------------------------------------------

        Title:
               -------------------------------------------


        WARRANTECH CONSUMER PRODUCT SERVICES, INC.

        By:
            ----------------------------------------------

        Name:
              --------------------------------------------

        Title:
               -------------------------------------------


        WARRANTECH HELP DESK, INC.

        By:
            ----------------------------------------------

        Name:
              --------------------------------------------

        Title:
               -------------------------------------------

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

        WARRANTECH HOME ASSURANCE COMPANY, INC.

        By:
            ----------------------------------------------

        Name:
              --------------------------------------------

        Title:
               -------------------------------------------


        WARRANTECH HOME SERVICE COMPANY

        By:
            ----------------------------------------------

        Name:
              --------------------------------------------

        Title:
               -------------------------------------------


        WARRANTECH AUTOMOTIVE OF FLORIDA, INC.

        By:
            ----------------------------------------------

        Name:
              --------------------------------------------

        Title:
               -------------------------------------------


        WARRANTECH AUTOMOTIVE, INC.

        By:
            ----------------------------------------------

        Name:
              --------------------------------------------

        Title:
               -------------------------------------------


        VEMECO, INC.

        By:
            ----------------------------------------------

        Name:
              --------------------------------------------

        Title:
               -------------------------------------------

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        WARRANTECH CORPORATION, as agent

        By:
            ----------------------------------------------

        Name:
              --------------------------------------------

        Title:
               -------------------------------------------


        BUTLER FINANCIAL SOLUTIONS, LLC

        By:
            ----------------------------------------------
        Name:     Harris Miller
        Title:      President


        RELIANCE WARRANTY COMPANY

        By:
            ----------------------------------------------
        Name:
        Title:

                                       10
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                                   SCHEDULE 1

                                   Definitions
                                   -----------


"Closing" shall mean the closing for the sale of stock contemplated by the SPA.


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                                    EXHIBIT A

                         Form of Stock Pledge Agreement
                         ------------------------------


                                  See attached.


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                                    EXHIBIT B

                           Form of RWC Corp. Guarantee
                           ---------------------------


                                  See attached.


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                                    EXHIBIT C

                      Form of RWC Corp. Security Agreement
                      ------------------------------------


                                  See attached.


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                                    EXHIBIT D

                           Form of Control Agreements
                           --------------------------


                                  See attached.

                                    EXHIBIT E

             Form of Butler Amended and Restated Security Agreement
             ------------------------------------------------------


                                  See attached.


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

                                    EXHIBIT F

                         Form of Reimbursement Agreement
                         -------------------------------


                                  See attached.


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